37722 10/97
Prospectus Supplement
dated October 6, 1997 to:

PUTNAM UTILITIES GROWTH AND INCOME FUND
Prospectus dated February 28, 1997

1. The following replaces the third sentence of the first paragraph of the section entitled "Basic investment strategy":

     The fund may invest up to 20% of its total assets in securities that are rated below BBB or Baa by a nationally recognized securities rating agency, such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or, if unrated, are determined by Putnam Investment Management, Inc., the fund's investment manager, to be of comparable quality. The fund is not subject to any other restrictions based on securities ratings. Securities rated below BBB and Baa (and comparable unrated securities) are commonly know as "junk bonds."

2. The following replaces the fifth and sixth paragraphs of the section entitled "Risk factors":

     Investments in fixed-income securities. The fund may invest in both higher-rated and lower-rated fixed income securities. The values of fixed-income securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of fund assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The magnitude of these fluctuations generally is greater for securities with longer maturities. However, the yields on such securities are also generally higher. The values of lower-rated securities generally fluctuate more than those of higher-rated securities. Securities in the lower rating categories may have large uncertainties or major exposure to adverse conditions. Securities in the lowest rating categories are in default. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the SAI.

     The securities in the lower rating categories are subject to greater risk that adverse changes in the financial condition of their issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal. In addition, under such circumstances the values of such securities may be more volatile, and the markets for such securities may be less liquid, than those for higher-rated securities, and the fund may as a result find it more difficult to determine the fair value of such securities. When the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's ability than would be the case if the fund were investing in securities in the higher rating categories.

     For additional information regarding the risks associated with investing in securities in the lower rating categories, see the SAI.

3. Effective October 31, 1997, the paragraph under the table in the section "How to buy shares - Class M shares" is replaced with the following:

    Class M qualified benefit plans (retirement plans for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with the purchase of class M shares) and members of qualified groups may purchase class M shares without a sales charge.